                                                                  EXHIBIT 10.27

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.

                                                          Page 1 of Order 18394


                       YAHOO! Advertising Insertion Order

                              http://www.yahoo.com


------------------------------------------------------------------------------------------------------------------
    ORDER #       18394                                       SALES CONTACT     Chris Williams
   REVISION       0                                                   PHONE     212-508-0244
       TYPE                                                           EMAIL     chris@yahoo-inc.com
       DATE       9/28/98                                               FAX     212-750-5817

 ADVERTISER       THE VITAMIN SHOPPE

   CAMPAIGN

        URL       www.vitaminshoppe.com                              AGENCY
    ADDRESS       4700 Westside Ave                                 ADDRESS
                  North Bergen, NJ 07047

    CONTACT       Miriam Neshewat                                   CONTACT
      PHONE       201.866.7711      FAX  201.583.1834                 PHONE                  FAX
      EMAIL       mnesh@vitaminshoppe.com                             EMAIL
START DATE:       [*****]     END DATE:  [*****]          CONTRACT LENGTH: [*****] days    BILL TO:  Advertiser
------------------------------------------------------------------------------------------------------------------
POSITION                                                            TOTAL PAGE VIEWS      TOTAL AMOUNT
                                                                    ----------------      ------------

   MAIN SITE                                                  COST:      [*****]          [*****]
         CATEGORIES                                                      [*****]          [*****]
            11/1/98     11/8/98      /directory/Health*
            12/1/98     12/8/98      /directory/Health*
            1/1/99      1/8/99       /directory/Health*
            2/1/99      2/8/99       /directory/Health*
            3/1/99      3/8/99       /directory/Health*
            4/1/99      4/8/99       /directory/Health*
            5/1/99      5/8/99       /directory/Health*
            6/1/99      6/8/99       /directory/Health*
            7/1/99      7/8/99       /directory/Health*
            8/1/99      8/8/99       /directory/Health*
            9/1/99      9/8/99       /directory/Health*
            10/1/99     10/8/99      /directory/Health*
            11/1/99     11/8/99      /directory/Health*
------------------------------------------------------------------------------------------------------------------
Other Instructions:                                                                   TERMS:     Net 30 Days
                                                                                      BILLING:   Monthly

MATERIALS: Banners; Banner requirements are posted at http://www.yahoo.com/docs/advertising.
DELIVERY: ALL MATERIALS AND ANY CHANGES MUST BE DELIVERED AT LEAST 4 BUSINESS DAYS IN ADVANCE TO THE EMAIL ADDRESS SPECIFIED FOR YOUR REGION AT:
HTTP://WWW.YAHOO.COM/DOCS/ADVERTISING/SUBMIT.HTML. A Yahoo! insertion order number and flight dates must be referenced in all correspondence. Yahoo! will not issue any credit or make good due to late or incorrectly submitted banners and/or late or incomplete information.

TERMS AND CONDITIONS: This insertion order is subject to the terms and conditions ("Standard Terms") attached hereto as Exhibit A of this Insertion Order, and such Standard Terms are made a part of this insertion order by reference. The signatory of this Insertion Order represents that he has read and agrees to such Standard Terms.

This insertion order is valid for three (3) business days from the date of this order. This agreement is non-cancelable.

AUTHORIZED BY:  /s/ Larry M. Segall  PHONE: 201-866-7711  DATE:  10/6/98
                -------------------         ----------           ---------------

PRODUCTION CONTACT:  [SIGNATORY]     PHONE:             EMAIL:
                   ----------------         ----------         ----------------


Please return to Yahoo Sales Operations Dept.       Yahoo! Inc.
     Fax # (408) 616-3751                           3400 Central Expressway,
                                                    Suite 201
                                                    Santa Clara, CA 95051

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                                                          Page 2 of Order 18394

                       YAHOO! Advertising Insertion Order

                              http://www.yahoo.com


POSITION                                                          TOTAL PAGE VIEWS          TOTAL AMOUNT
--------                                                          ----------------          ------------
         12/1/99        12/8/99    /directory/Health*
         11/1/98       11/30/98    /site/main
         12/1/98       12/31/98    /site/main
          1/1/99        1/31/99    /site/main
          2/1/99        2/28/99    /site/main
          3/1/99        3/31/99    /site/main
          4/1/99        4/30/99    /site/main
          5/1/99        5/31/99    /site/main
          6/1/99        6/30/99    /site/main
          7/1/99        7/31/99    /site/main
          8/1/99        8/31/99    /site/main
          9/1/99        9/30/99    /site/main
         10/1/99       10/31/99    /site/main
         11/1/99       11/30/99    /site/main
         12/1/99       12/31/99    /site/main

NETWORK                                                    COST:          [*****]         [*****]
   SPACE GROUPS

         11/1/98       11/30/99    run_network                            [*****]         [*****]
         12/1/98       12/31/98    run_network                            [*****]         [*****]
          1/1/99        1/31/99    run_network                            [*****]         [*****]
          2/1/99        2/28/99    run_network                            [*****]         [*****]
          3/1/99        3/31/99    run_network                            [*****]         [*****]
          4/1/99        4/30/99    run_network                            [*****]         [*****]
          5/1/99        5/31/99    run_network                            [*****]         [*****]
          6/1/99        6/30/99    run_network                            [*****]         [*****]
          7/1/99        7/31/99    run_network                            [*****]         [*****]
          8/1/99        8/31/99    run_network                            [*****]         [*****]
          9/1/99        9/30/99    run_network                            [*****]         [*****]
         10/1/99       10/31/99    run_network                            [*****]         [*****]
         11/1/99       11/30/99    run_network                            [*****]         [*****]
         12/1/99       12/31/99    run_network                            [*****]         [*****]

NEWS                                                       COST:          [*****]         [*****]
   CATEGORIES                                                             [*****]         [*****]
         11/1/98       11/14/98    /health
        11/15/98       12/31/98    /health
          1/1/99        3/20/99    /health

ORDER TOTAL                                                               [*****]         [*****]
                                                                       ---------------------------
FREQUENCY DISCOUNT [*****]                                                                [*****]
SUBTOTAL                                                                                  [*****]
                                                                                     -------------
                                                           NET COST:                      [*****]
                                                                                     =============

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


              STANDARD TERMS AND CONDITIONS FOR YAHOO! ADVERTISING

The following terms and conditions (the "Standard Terms") shall be deemed to be incorporated into the attached insertion order (the "Insertion Order"):

1. Terms of Payment. Advertiser must submit completed credit application to determine terms of payment. If no credit application is submitted or the request for credit is denied by Yahoo (in its sole discretion), the Insertion Order must be paid in advance of the advertisement start date. Major credit cards (VISA, M/C and American Express) are accepted. If Yahoo approves credit, Advertiser will be invoiced on the first day of the contract period set forth on the Insertion Order. Payment shall be made to Yahoo Inc. ("Yahoo") within thirty
(30) days from the date of invoice.. Amounts paid after such date shall bear interest at the rate of one percent (1%) per month (or the highest rate permitted by law, if less). In the event of any failure by Advertiser to make payment, Advertiser will be responsible for all reasonable expenses (including attorneys' fees) incurred by Yahoo in collecting such amounts.

2. Positioning. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements within the Yahoo properties or on any page is at the sole discretion of Yahoo.

3. Usage Statistics. Unless specified in the Insertion Order, Yahoo makes no guarantees with respect to usage statistics or levels of impressions for any advertisement. Advertiser acknowledges that delivery statistics provided by Yahoo are the official, definitive measurements of Yahoo's performance on any delivery obligations provided in the Insertion Order. The processes and technology used to generate such statistics have been certified and audited by an independent agency. No other measurements or usage statistics (including those of Advertiser or a third party ad server) shall be accepted by Yahoo or have bearing on this Agreement.

3. Renewal. Except as expressly set forth in the Insertion Order, any renewal of the Insertion Order and acceptance of any additional advertising order shall be at Yahoo's sole discretion. Pricing for any renewal period is subject to change by Yahoo from time to time.

4. No Assignment or Resale of Ad Space. Advertiser may not resell, assign or transfer any of its rights hereunder, and any attempt to resell, assign or transfer such rights shall result in immediate termination of this contract, without liability to Yahoo.

5. Limitation of Liability. In the event that Yahoo fails to publish an advertisement in accordance with the schedule provided in the Insertion Order, in the event Yahoo fails to deliver the number of total page views specified in the Insertion Order (if any), by the end of the specified period or in the event of any other failure, technical or otherwise, of such advertisement to appear as provided in the Insertion Order, the sole liability of Yahoo to Advertiser shall be limited to, at Yahoo's sole discretion, a pro rata refund of the advertising fee representing undelivered page views, placement of the advertisement at a later time in a comparable position, or extension of the term of the Insertion Order until total page views are delivered. In no event shall Yahoo be responsible for

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


any consequential, special, lost profits or other damages arising from any failure to timely publish any advertisement in accordance with the Insertion Order. Without limiting the foregoing, Yahoo shall have no liability for any failure or delay resulting from any governmental action, fire, flood, insurrection, earthquake, power failure, riot, explosion, embargo, strikes whether legal or illegal, labor or material shortage, transportation interruption of any kind, work slowdown or any other condition beyond the control of Yahoo affecting production or delivery in any manner.

6. Advertisers Representations; Indemnification. Advertisements are accepted upon the representation that Advertiser has the right to publish the contents of the advertisement without infringing the rights of any third party and without violating any law. In consideration of such publication, Advertiser agrees, at its own expense, to indemnify, defend and hold harmless Yahoo, and its employees, representatives, agents and affiliates, against any and all expenses and losses of any kind (including reasonable attorneys' fees and costs) incurred by Yahoo in connection with any claims, administrative proceedings or criminal investigations of any kind arising out of publication of the advertisement (including without limitation, any claim of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices) and/or any material of Advertiser to which users can link through the advertisement.

7. Provision of Advertising Materials. Advertiser will provide all materials for the advertisement in accordance with Yahoo's policies in effect from time to time, including (without limitation) the manner of transmission to Yahoo and the lead-time prior to publication of the advertisement. Yahoo shall not be required to publish any advertisement that is not received in accordance with such policies and reserves the right to charge Advertiser, at the rate specified in the Insertion Order, for inventory held by Yahoo pending receipt of acceptable materials from Advertiser which are past due.

8. Right to Reject Advertisement. All contents of advertisements are subject to Yahoo's approval. Yahoo reserves the right to reject or cancel any advertisement, insertion order, space reservation or position commitment at any time. In addition, Yahoo shall have the absolute right to reject any URL link embodied within any advertisement.

9. Cancellations. Except as otherwise provided in the Insertion Order, the Insertion Order is non-cancelable by Advertiser.

10. Construction. No conditions other than those set forth in the Insertion Order or these Standard Terms shall be binding on Yahoo unless expressly agreed to in writing by Yahoo. In the event of any inconsistency between the Insertion Order and the Standard Terms, the Standard Terms shall control.

11.    Miscellaneous. These Standard Terms, together with the Insertion Order,
(i) shall be governed by and construed in accordance with, the laws of the State of California, without giving effect to principles of conflicts of law; (ii) may be amended only by a written agreement executed


                                       2
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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


by an authorized representative of each party; (iii) constitute the complete and entire expression of the agreement between the parties, and shall supersede any and all other agreements, whether written or oral, between the parties; and (iv) Advertiser shall make no public announcement regarding the existence or content of the Insertion Order without Yahoo's written approval, which may be withheld at Yahoo's sole discretion.


                                       3